                                                          EXHIBIT 10.17


IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                 CONNECT, INC.

                            IMMEDIATELY EXERCISABLE

                        INCENTIVE STOCK OPTION AGREEMENT

     CONNECT, Inc. (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.  Definitions:
         --------------

          (a)  "Optionee" shall be Gordon Bridge.

          (b)  "Date of Option Grant" shall mean January 16, 1996.

          (c) "Number of Option Shares" shall mean 250,000 shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $0.25 per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)  "Initial Exercise Date" shall be the date of Option Grant.

          (f) "Initial Vesting Date" shall be the date occurring one year after January 1, 1996.

          (g)  Determination of "Vested Ratio":

                                                    Vested Ratio
                                                    ------------
          On date of Option Grant                              0

          On Initial Vesting Date, provided the            12/72
          Optionee is continuously employed by a
          Participating Company from the Date of
          Option Grant until the Initial Vesting
          Date

          Plus
          ----

          For the last day of each full calendar            1/72
          month of the Optionee's continuous
          employment by a Participating Company
          from the Initial Vesting Date

          In no event shall the Vested Ratio
          exceed 1/1.


          Notwithstanding the foregoing, in the event the Performance Objectives are met, the fractions "12/72" and "1/72" set forth above shall be amended automatically upon the determination by the Company's Board of Directors that such Performance Objectives have been met to be "12/48" and "1/48," respectively. The determination of whether the Performance Objectives have been met shall be made by the Board of Directors of the Company, whose judgment shall be final and binding on Optionee.

          (h) "Option Term Date" shall mean ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Connect, Inc., a California corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 425(e) and 425(f) of the Code.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.


          (m) "Performance Objectives" shall mean the achievement of all of the following milestones:

               (i) establishment of strategic partnerships during 1996 consistent with strategic partnership objectives established by the Board of Directors and Optionee

               (ii) the execution during 1996 of agreements with customers involving payments to the Company of at least $1 million, with the number of such customers determined by the Board of Directors consistent with objectives established by Optionee and the Board;

          (n)  "Plan" shall mean the Connect, Inc. 1989 Stock Option Plan.

     2.   Status of the Option. This Option is intended to be an incentive stock
          --------------------
option as described in Section 422A of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422A of the Code, including, but not limited to, holding period requirements.

     3.   Administration. All questions of interpretation concerning this Option
          --------------
Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   Exercise of the Option.
          ----------------------

          (a) Right to Exercise.  The Option shall be immediately exercisable in
              -----------------
its entirety on and after the Initial Exercise Date subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below. Notwithstanding the foregoing, except as provided in paragraph 16 below, the aggregate fair market value of the stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, together with any other incentive stock options which are exercisable for the first time during any such year, as determined in accordance with Section 422A(d) of the Code, shall not exceed One Hundred Thousand Dollars ($100,000). Such limitation on exercise described in Section 422A(d) of the Code shall be referred to in this Option Agreement as the "$100,000 Exercise Limitation." Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below.

          (b) Method of Exercise.  The Option shall be exercisable by written
              ------------------
notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

          (c) Form of Payment of Option Price.  Such payment shall be made in
              -------------------------------
cash, by check, or cash equivalent.

          (d) Withholding.  At the time the Option is exercised, in whole or in
              -----------
part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, or (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) Certificate Registration.  The certificate or certificates for the
              ------------------------
shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) Restrictions on Grant of the Option and Issuance of Shares.  The
              ----------------------------------------------------------
grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California is set forth in paragraph 17 herein. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) Fractional Shares.  The Company shall not be required to issue
              -----------------
fractional shares upon the exercise of the Option.

     5.   Non-Transferability of the Option.  The Option may be exercised during
          ---------------------------------
the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     6.   Termination of the Option.  The Option shall terminate and may no
          -------------------------
longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.   Termination of Employment.
          -------------------------

          (a) Termination of the Option.  If the Optionee ceases to be an
              -------------------------
employee of the Participating Company Group for any reason except death or disability within the meaning of Section 422A(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within one
(1) month after the date on which the Optionee's employment terminates, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of employment. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment if the shares acquired on exercise of the Option would be Unvested Shares as that term is defined in paragraph 11 below.

          (b) Termination of Employment Defined.  For purposes of this paragraph
              ---------------------------------
7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

          (c) Exercise Prevented by Law.  Except as provided in this paragraph
              -------------------------
7, the Option shall terminate and may not be exercised after the Optionee's employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (d) Optionee Subject to Section 16(b).  Notwithstanding the foregoing,
              ---------------------------------
if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or

(iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (e) Leave of Absence.  For purposes hereof, the Optionee's employment
              ----------------
with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8.   Ownership Change and Transfer of Control.  For purposes hereof, the
          ----------------------------------------
"Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the stock of the Control Company;

          (b) a merger in which the Control Company is a party; or

          (c) the sale, exchange, or transfer (including without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

          A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company.

          In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with a Transfer of Control involving an Ownership Change described in (b) or (c) above, the Board shall provide that all shares acquired on exercise of the Option become Vested Shares for purposes of paragraph 11 below effective upon the Transfer of Control. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

     9.   Effect of Change in Stock Subject to the Option.  Appropriate
          -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10.  Rights as a Shareholder or Employee.  The Optionee shall have no
          -----------------------------------
rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11.  Unvested Share Repurchase Option.
          --------------------------------

          (a) Unvested Share Repurchase Option.  In the event the Optionee's
              --------------------------------
employment with the Participating Company Group is terminated for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Optionee's Vested Shares as defined in paragraph 11(b) below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Unvested Share Repurchase Option").

          (b) Vested Shares and Unvested Shares Defined.  The total number of
              -----------------------------------------
Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above are Vested Shares. For purposes of this paragraph 11, the Unvested Shares are the number of shares acquired upon exercise of the Option in excess of the Vested Shares. Any additional shares acquired by the Optionee on exercise of this Option would also be Unvested Shares.

          (c) Exercise of Unvested Share Repurchase Option.  The Company may
              --------------------------------------------
exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) such termination of employment (or exercise of the Option, if later) or (ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

          (d) Payment for Shares and Return of Shares.  Payment by the Company
              ---------------------------------------
to the Optionee shall be made in cash within thirty (30) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to paragraph 9 above. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the purchase price to the Optionee.

          (e) Assignment of Unvested Share Repurchase Option.  The Company shall
              ----------------------------------------------
have the right to assign the Unvested Share Repurchase Option at any time, whether or not such Option is then exercisable, to one (1) or more persons as may be selected by the Company.

          (f) Ownership Change.  In the event of an Ownership Change, the
              ----------------
Unvested Share Repurchase Option shall continue in full force and effect; provided, however, that "employment with the Participating Company Group" for purposes of this paragraph 11 shall include all service with any corporation which was a Participating Company at the time the services were rendered, whether or not the corporation was included within such term both before and after the event constituting the Ownership Change.

     12.  Right of First Refusal.
          ----------------------

          (a) Right of First Refusal.  In the event the Optionee proposes to
              ----------------------
sell, pledge, or otherwise transfer any Vested Shares (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "Right of First Refusal").

          (b) Notice of Proposed Transfer.  Prior to any proposed transfer of
              ---------------------------
the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Vested Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c) Bona Fide Transfer.  Within ten (10) days after receipt of the
              ------------------
Transfer Notice, the Company shall determine the bona fide nature of the proposed voluntary transfer and give the Optionee written notice of the Company's determination. If the proposed transfer is deemed not to be bona fide, the Optionee shall be responsible for providing additional information to the Company to show the bona fide nature of the proposed transfer. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer Notice fully and accurately sets forth all of the terms and conditions of the proposed transfer, including, without limitation, assurance that the Transfer Notice fully and accurately sets forth the consideration actually paid for the Transfer Shares and all transactions, directly or indirectly, between the parties which may have affected the price the Proposed Transferee was willing to pay for the Transfer Shares.

          (d) Exercise of the Right of First Refusal.  In the event the proposed
              --------------------------------------
transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company or ten (10) days after the Company has approved the proposed transfer as bona fide, whichever is later. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e) Failure to Exercise Right of First Refusal.  If the Company fails
              ------------------------------------------
to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty
(120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide, pursuant to paragraph 12(c) above. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

          (f) Transferees of the Transfer Shares.  All transferees of the
              ----------------------------------
Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

          (g) Transfers Not Subject to the Right of First Refusal.  The Right of
              ---------------------------------------------------
First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal.

          (h) Assignment of the Right of First Refusal.  The Company shall have
              ----------------------------------------
the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer to one (1) or more persons as may be selected by the Company.

          (i) Early Termination of the Right of First Refusal.  The other
              -----------------------------------------------
provision of this paragraph 12 notwithstanding the Right of First Refusal shall terminate, and be of no further force and effect upon (i) the occurrence of a Transfer of Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

     13.  Escrow.
          ------

          (a) Establishment of Escrow.  To insure shares subject to the Unvested
              -----------------------
Share Repurchase Option and the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b) Delivery of Shares to Optionee.  As soon as practicable after the
              ------------------------------
expiration of the Unvested Share Repurchase Option and the Right of First Refusal, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares no longer subject to such restrictions.

          (c) Notices and Payments.  In the event the shares held in escrow are
              --------------------
subject to the Company's exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

     14.  Stock Dividends Subject to Option Agreement.  If, from time to time,
          -------------------------------------------
there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

     15.  Notice of Sales Upon Disqualifying Disposition.  The Optionee shall
          ----------------------------------------------
dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At the time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

     16.  Exception to $100,000 Exercise Limitation.  Notwithstanding any other
          -----------------------------------------
provision of this Option Agreement, if compliance with the $100,000 Exercise Limitation as set forth in paragraph 4(a) above will result in the exercisability of any Vested Shares (as defined in paragraph 11(b) above) being delayed more than thirty (30) days beyond the vesting date for such shares, the Option shall be deemed to be two (2) options. The first option shall be for the maximum number of shares subject to the Option that can comply with the $100,000 Exercise Limitation without causing the Option to be unexercisable as to Vested Shares. The second option, which shall not be treated as an incentive stock option as described in Section 422A(b) of the Code, shall be for the balance of the shares subject to the Option and shall be exercisable on the same terms and at the same time as set forth in this Option Agreement, provided, however, that
(a) the second sentence of paragraph 4(a) above shall not apply to the second option and (b) such shares shall become Vested Shares on the same date or dates as set forth in this Option Agreement without regard to this paragraph. Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

     17.  Rules of the Commissioner of Corporations.  The Optionee is hereby
          -----------------------------------------
delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

     260.141.11.  Restriction on Transfer.
                  -----------------------

          (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificates evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of the rules) except:

                  (1)  to the issuer;

                  (2)  pursuant to the order or process of any court;

                  (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

               (4) to the transferor's ancestors, descendants, or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

               (5) to holders of securities of the same class of the same issuer;

               (6)  by way of gift or donation inter vivos or on death;

               (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

               (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

               (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

               (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

               (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

               (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision
(a) of Section 25143 is in effect with respect to such qualification;

               (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

               (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

               (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

               (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

               (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any
such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this Section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows:
"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     18.  Legends.  The Company may at any time place legends referencing the
          -------
Unvested Share Repurchase Option set forth in paragraph 11 above, the Right of First Refusal set forth in paragraph 12 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

          (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (d) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

     19.  Initial Public Offering.  The Optionee hereby agrees that in the event
          -----------------------
of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty
(180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act and shall cease to apply once a registration statement is effective covering shares issuable pursuant to options granted pursuant to the Plan, whether or not such registration statement applies to any of the shares issued or issuable pursuant to the Option.

     20.  Binding Effect.  This Option Agreement shall inure to the benefit of
          --------------
and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     21.  Termination or Amendment.  The Board, including any duly appointed
          ------------------------
committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

     22.  Integrated Agreement.  This Option Agreement constitutes the entire
          --------------------
understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     23.  Applicable Law.  This Option Agreement shall be governed by the laws
          --------------
of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     24.  Tax Consequences.  The Optionee understands that any of the foregoing
          ----------------
references to taxation are based on federal income tax laws and regulations now in effect. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Optionee further agrees that the filing of elections under Section 83(b) of the Code shall be the responsibility of the Optionee, and shall not be the Company's responsibility.

                                    CONNECT, INC.



                                    By: /s/ Thomas P. Kehler
                                       ___________________________________

                                    Title: President and CEO
                                          ________________________________

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION l(g) HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and the Right of First Refusal set forth in paragraph 12 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     The undersigned acknowledges receipt of a copy of the Plan and a copy of
Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer.

     Dated: 6/8/96
           _______________________

                                      /s/ Gordon J. Bridge
                                    ____________________________________
                                    Gordon Bridge, Optionee


                                    Residence Address:__________________

                                    ____________________________________

                                    ____________________________________

                                    ____________________________________



                                    Social Security No.